UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2010 (November 5, 2010)

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

CONNECTICUT	1-5244	06-0548860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive New Britain, Connecticut	06053
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (860) 225-5111

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 5, 2010, Stanley Black & Decker, Inc. (the “Company”) completed a public offering of 6,325,000 of its Convertible Preferred Units (the “Units”), including 825,000 Units pursuant to the Underwriters’ (as defined below) exercise of their over-allotment option in full. The Units were offered under the Company’s Registration Statement on Form S-3ASR (Registration No. 333-153646), as amended by Post-Effective Amendment No. 1 dated August 31, 2010 and sold pursuant to an underwriting agreement, among the Company, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein (the “Underwriters”) relating to the underwritten public offering of the Units (the “Underwriting Agreement”). Pursuant to the terms of the Underwriting Agreement, the Company sold the Units to the Underwriters at a price of 97% of the initial public offering price. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1.

Purchase Contract and Pledge Agreement

The Company issued the Units under a Purchase Contract and Pledge Agreement, dated November 5, 2010 (the “PCPA”), among the Company, The Bank of New York Mellon Trust Company, National Association, as Purchase Contract Agent (the “Purchase Contract Agent”) and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary. The Units each have a stated amount of $100 and initially consist of a 1/10, or 10%, undivided beneficial interest in a $1,000 principal amount 4.25% junior subordinated note due November 17, 2018 (each, a “Note” and, collectively, the “Notes”) and a contract to purchase, for a price of $100 a share, a share of the Company’s 4.75% Series B Perpetual Cumulative Convertible Preferred Stock, no par value, (the “Convertible Preferred Stock”). The Notes or other collateral that are components of the Units are pledged to the Company to secure the Unit holders’ obligations under the PCPA to purchase Convertible Preferred Stock. The PCPA includes customary agreements and covenants by the Company.

The Units may be converted into treasury units or cash settled units, as provided in the PCPA. Holders of Units will be entitled to receive, quarterly in arrears on February 17, May 17, August 17 and November 17 of each year commencing on February 17, 2011, cash distributions consisting of interest payments on the Notes and contract adjustment payments of 0.50% per year on the stated amount of $100 per Unit payable by the Company, subject to its right to defer interest and contract adjustment payments in certain instances.

Second Supplemental Indenture

The Notes were issued under the Indenture, dated November 22, 2005 (the “Initial Indenture”), as supplemented by the Second Supplemental Indenture, dated November 5, 2010 (“Supplemental Indenture No. 2,” and, together with the Initial Indenture, the “Indenture”), between the Company and HSBC Bank USA, National Association, as trustee (the “Trustee”). The Indenture includes customary agreements and covenants by the Company.

The Notes are the Company’s unsecured obligations and rank equally in right of payment with its other unsecured junior subordinated indebtedness from time to time outstanding. The Notes will mature on November 17, 2018. Interest on the Notes will be payable on February 17, May 17, August 17 and November 17 of each year, beginning on February 17, 2011. The interest rate on the Notes is 4.25% per annum. The Company may defer contract adjustment payments on the Units and interest payments on the Notes in certain circumstances. The Notes may be remarketed in certain circumstances. If the remarketing is successful, the interest rate on the Notes may be reset, interest will be payable on a semi-annual basis, the ranking of the Notes will change so that they will rank senior to the Company’s existing and future junior subordinated indebtedness and junior to existing and future senior indebtedness, and interest payments on the Notes will no longer be deferrable.

Capped Call Transaction

The Company used a portion of the net proceeds of the Units offering to enter into capped call transactions with counterparties, including certain of the Underwriters and their affiliates.

Relationships

HSBC Bank USA, National Association is the trustee for our outstanding junior subordinated notes and The Bank of New York Mellon Trust Company is the trustee for our outstanding senior notes. HSBC Bank USA, National Association and The Bank of New York Mellon Trust Company, and their respective affiliates have, from time to time, performed, and may in the future perform, other financial, banking and other services for the Company, for which they received or will receive customary fees and expenses.

The PCPA, Indenture, Supplemental Indenture No. 2, the Forms of Corporate Units, Treasury Units and Cash Settled Units representing the Units, the Form of Pledged Note and Form of Unpledged Note are filed as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the PCPA, Indenture, Supplemental Indenture No. 2, Units, and Notes are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the terms of the Units, PCPA, Notes, Indenture and Supplemental Indenture No. 2 under Item 1.01 above and the PCPA, Indenture, Supplemental Indenture No. 2, the Forms of Corporate Units, Treasury Units and Cash Settled Units representing the Units, the Form of Pledged Note and Form of Unpledged Note filed as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9, respectively, to this Current Report on Form 8-K are each incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On November 5, 2010, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation (the “Certificate of Amendment”), providing for the designation and terms of the Convertible Preferred Stock The Certificate of Amendment became effective on November 5, 2010.

Pursuant to the Certificate of Amendment, the Convertible Preferred Stock is convertible into shares of the Company’s common stock, initially at a conversion rate of 1.3333 shares of the Company’s common stock per share of Convertible Preferred Stock, subject to adjustment. The Convertible Preferred Stock is deliverable upon settlement of the purchase contracts. If the Convertible Preferred Stock is converted on or after November 17, 2015, the holders will receive cash, shares of the Company’s common stock, or a combination thereof, at the Company’s election. At any time on or after December 22, 2015, the Company may redeem the Convertible Preferred Stock for cash at a redemption price equal to 100% of the liquidation preference per share, plus accrued and unpaid dividends to the redemption date. The Company’s right to redeem the Convertible Preferred Stock is subject to the right of holders to convert their shares of Convertible Preferred Stock at any time prior to the close of business on the business day immediately preceding the redemption date.

The Certificate of Amendment and Form of Certificate for the Convertible Preferred Stock are filed as Exhibits 3.1 and 4.1, respectively, to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Convertible Preferred Stock and the Certificate of Amendment are qualified in their entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

(d) Exhibits

1.1	Underwriting Agreement, dated November 1, 2010, among the Company and Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the underwriters named therein relating to the offering of the Units.

3.1	Certificate of Amendment to the Restated Certificate of Incorporation dated November 5, 2010.

4.1	Form of certificate for Convertible Preferred Stock.

4.2	Purchase Contract and Pledge Agreement, dated November 5, 2010, between the Company, The Bank of New York Mellon Trust Company, National Association, as Purchase Contract Agent, and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.

4.3	Indenture, dated as of November 22, 2005, between the Company and HSBC Bank USA, National Association, as Trustee (filed as Exhibit 4.5 to the Company’s Form 8-K, dated November 29, 2005 and hereby incorporated by reference).

4.4	Supplemental Indenture No. 2, dated as of November 5, 2010, between the Company and the Trustee, relating to the 4.25% Notes due 2018.

4.5	Form of Corporate Unit (included in Exhibit 4.1).

4.6	Form of Treasury Unit (included in Exhibit 4.1).

4.7	Form of Cash-Settled Unit (included in Exhibit 4.1).

4.8	Form of Unpledged Note (included in Exhibit 4.3).

4.9	Form of Pledged Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.

By:	/S/ BRUCE H. BEATT
Name:	Bruce H. Beatt
Title:	Senior Vice President, General Counsel and Secretary

Dated: November 9, 2010

Exhibit Index

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated November 1, 2010, among the Company and Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the underwriters named therein relating to the offering of the Units.

3.1	Certificate of Amendment to the Restated Certificate of Incorporation dated November 5, 2010.

4.1	Form of certificate for Convertible Preferred Stock.

4.2	Purchase Contract and Pledge Agreement, dated November 5, 2010, between the Company, The Bank of New York Mellon Trust Company, National Association, as Purchase Contract Agent, and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.

4.3	Indenture, dated as of November 22, 2005, between the Company and HSBC Bank USA, National Association, as Trustee (filed as Exhibit 4.5 to the Company’s Form 8-K, dated November 29, 2005 and hereby incorporated by reference).

4.4	Supplemental Indenture No. 2

4.5	Form of Corporate Unit (included in Exhibit 4.1).

4.6	Form of Treasury Unit (included in Exhibit 4.1).

4.7	Form of Cash-Settled Unit (included in Exhibit 4.1).

4.8	Form of Unpledged Note (included in Exhibit 4.3).

4.9	Form of Pledged Note.